UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 8.01 Other Events.

On March 4, 2021, Onconova Therapeutics, Inc. (the “Company”) held the 2021 Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved Proposal 3 to authorize one or more adjournments of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split (defined below) and/or Authorized Shares Decrease Proposal (defined below) at the Special Meeting or any adjournment(s) thereof.

In accordance with Proposal 3, the Special Meeting was adjourned to April 1, 2021, at 9 a.m. Eastern Time (the “Reconvened Special Meeting”) with respect to Proposal 1 to consider and vote upon an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “Reverse Stock Split”, by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and Proposal 2 to approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of capital stock from 255,000,000 to 130,000,000 shares in order to decrease the number of authorized shares of common stock from 250,000,000 to 125,000,000 shares (the “Authorized Shares Decrease Proposal”). Approval of each of the Reverse Stock Split Proposal and the Authorized Shares Decrease Proposal require the affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock.

On April 1, 2021, the Company held the Reconvened Special Meeting. In accordance with Proposal 3, the Reconvened Special Meeting was further adjourned to April 30, 2021, at 4:30 p.m. Eastern Time (the “Adjourned Special Meeting”).

The Adjourned Special Meeting will be held at the same virtual meeting location, www.virtualshareholdermeeting.com/ONTX2021SM. This will enable the Company’s stockholders of record as of the record date, which was January 12, 2021, additional time to consider and vote on Proposal 1 and Proposal 2, and enable the Company’s proxy solicitors, Alliance Advisors, LLC, and MacKenzie Partners, Inc. more time to assist the Company with the solicitation of stockholder votes on Proposal 1 and Proposal 2.

At the Adjourned Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the Securities and Exchange Commission on January 13, 2021 and mailed to the stockholders. Valid proxies submitted prior to the Reconvened Special Meeting will continue to be valid for the upcoming Adjourned Special Meeting, unless properly changed or revoked prior to votes being taken at such Adjourned Special Meeting.

The Company reminded the stockholders that it will make a $50,000 donation to the American Cancer Society if the Company achieves 70% or more voting participation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2021	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN

		Name:	Mark Guerin
		Title:	Chief Financial Officer